UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 9, 2007

                               ES BANCSHARES, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)

    Maryland                       000-52178                20-4663714
-------------------------------    ---------                -----------
(State or Other Jurisdiction)      (Commission File No.)    (I.R.S. Employer
  of Incorporation)                                          Identification No.)


68 North Plank Road, Newburgh, New York                     12550
---------------------------------------                     -----
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (845) 561-0003
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.02.   Results of Operation and Financial Condition.
             ---------------------------------------------

     On November 9, 2007, ES Bancshares, Inc. (the "Company") issued a press release reporting its financial results for the period ended September 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.


Item 9.01.   Financial Statements and Exhibits
             ---------------------------------

   (a) Financial Statements of Businesses Acquired. Not applicable.
   (b) Pro Forma Financial Information. Not applicable.
   (c) Shell Company Transactions. Not applicable.
   (d) Exhibits.

              Exhibit No.               Description
              ----------                -----------
              99.1                      Press release issued by the Company on
                                        November 9, 2007 announcing its
                                        financial results for the period
                                        ended September 30, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     ES BANCSHARES, INC.


DATE:  November 9, 2007              By: /s/Arthur W. Budich
                                     ---------------------
                                         Arthur W. Budich
                                         Executive Vice President and Chief
                                         Financial Officer